INCOME ADVANTAGE
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2001

The following information revisessimilar information found in the "Fee Table" section on page 3.

PORTFOLIO ANNUAL EXPENSES

(as a percentage of Portfolio average net assets)

	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
FidelityA
Asset Manager	0.53%	0.08%	0.61%
Money Market	0.27%	0.08%	0.35%
Investment Grade Bond	0.43%	0.11%	0.54%
High Income	0.58%	0.10%	0.68%
Equity-Income	0.48%	0.08%	0.56%
Index 500	0.24%	0.09%	0.33%B
Growth	0.57%	0.08%	0.65%
Overseas	0.72%	0.17%	0.89%
Asset Manager: Growth	0.58%	0.11%	0.69%
Contrafund	0.57%	0.09%	0.66%
Growth Opportunities	0.58%	0.10%	0.68%
Balanced	0.43%	0.15%	0.58%
Growth & Income	0.48%	0.10%	0.58%
Mid Cap	0.57%	0.17%	0.74%
Consumer Industries	0.58%	4.82%	5.40%xxx
Cyclical Industries	0.58%	2.57%	3.15%xxx
Financial Services	0.58%	0.45%	1.03%xxx
Health Care	0.58%	0.31%	0.89%xxx
Natural Resources	0.58%	1.12%	1.70%xxx
Technology	0.58%	0.21%	0.79%xxx
Telecommunications & Utilities Growth	0.58%	0.43%	1.01%xxx
Morgan Stanley Asset Management
Emerging Markets Debt	0.80%	0.81%	1.61%C
Emerging Markets Equity	1.25%	0.71%	1.96%C
Global Value Equity	0.80%	0.63%	1.43%C
International Magnum	0.80%	0.68%	1.48%C
PBHG
Select 20	0.85%	0.17%	1.02%D
Growth II	0.85%	0.20%	1.05%D
Select Value*	0.65%	0.32%	0.97%D
Small Cap Value	0.99%	0.22%	1.21%D
Technology & Communications	0.85%	0.19%	1.04%D
Strong
Mid Cap Growth Fund II	1.00%	0.16%	1.16%E
Opportunity Fund II	1.00%	0.18%	1.18%E

EFIAL7-01-03 October 5, 2001
1.761184.102

	Management Fees	Other Expenses	Total Annual Expenses (before reimbursement)
Credit Suisse
International Equity	1.00%	0.31%	1.31%F
Global Post-Venture Capital**	1.25%	0.28%	1.53%F
Small Company Growth	0.90%	0.23%	1.13%F

* Previously called Large Cap Value.

** Previously called Post-Venture Capital.

XXX Certain Portfolios impose a 1.00% short-term redemption fee for interests held in the corresponding Subaccountant for less than 60 days. For more details about the fee, please see Certain Portfolios Impose a Short-Term Redemption Fee on page 30. FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interests, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.50%. These arrangements may be discontinued by FMR at any time.

A A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce Fund expenses. In addition, certain Fidelity Funds, or FMR on behalf of certain Funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Fund expenses. With these reductions, the total operating expenses presented in the table would have been 0.55% for Equity-Income Portfolio, 0.64% for Growth Portfolio, 0.87% for Overseas Portfolio, 0.71% for Asset Manager Portfolio, 0.63% for Contrafund Portfolio, 0.68% for Asset Manager: Growth Portfolio, 0.66% for Growth Opportunities Portfolio, 0.56% for Balanced Portfolio, 0.57% for Growth and Income Portfolio, and 0.69% for Mid Cap Portfolio.

B FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. With this reimbursement, the Fund's management fee, other expenses, and total expenses would have been 0.24%, 0.04% and 0.28%, respectively.

C Morgan Stanley Asset Management, with respect to the Portfolios, has voluntarily agreed to waive receipt of its management fees and agreed to reimburse certain expenses of the Portfolio. Morgan Stanley Asset Management may terminate this voluntary waiver and reimbursement at any time at its sole discretion. With waivers and reimbursements, "Management Fee," "Other Expenses" and "Total Annual Expenses," respectively, would be as follows: Emerging Markets Debt Portfolio (0.59%, 0.81%, 1.40%); Emerging Markets Equity Portfolio (1.09%, 0.71%, 1.80%); Global Value Equity Portfolio (0.52%, 0.63%, 1.15%); International Magnum Portfolio (0.50%, 0.68%, 1.18%).

D Pilgrim Baxter & Associates, Ltd. (the "Adviser") has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than 1.20% of the average daily net assets of the Growth II Portfolio, 1.20% of the Small Cap Value Portfolio, 1.20% of Technology & Communications Portfolio, 1.20% of Select 20 Portfolio and 1.00% of Select Value Portfolio, through December 31, 2000. In addition, in connection with Old Mutual plc's acquisition of the Adviser's parent company, Old Mutual and the Adviser have agreed to maintain these limits until December 31, 2002. Total Annual Expenses include, but are not limited to, expenses such as investment advisory fees, transfer agent fees and legal fees. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 2001. With such fee waivers/expense reimbursements the Advisory Fees and estimated Total Operating Expenses for the Small Cap Value Portfolio would be 1.00% and 1.20%. In any fiscal year in which a Portfolio's assets are greater than $75 million and its total annual expenses are less than the foregoing limit, the Portfolio's Board may elect to reimburse the Adviser for any fees it waived or assumed during the previous two fiscal years provided that such reimbursement can be achieved within that limit.

E Strong Capital Management, Inc., the Investment Adviser, has voluntarily agreed to cap the total operating expenses of Mid Cap Growth Fund II and Opportunity Fund II at 1.20% and 1.10%, respectively. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. Management Fees, Other Expenses, and Total Annual Expenses for Opportunity II and Mid Cap Growth Fund II are calculated on an annualized basis from the beginning of the fiscal year through the current quarter end. The advisor for Mid Cap Growth Fund II is absorbing expenses of 0.01%. With these absorptions the expense ratio would have been 1.15%. The adviser for Opportunity Fund II is absorbing expenses of 0.07%. With these absorptions, the expense ratio would have been 1.11%.

F Management Fees, Other Expenses and Total Annual Expenses for the International Equity, Global Post-Venture Capital and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 2000, net any fee waivers or expense reimbursements. With such waivers or reimbursements, Management Fees equaled 1.00%, 1.14%, and 0.90%; Other Expenses equaled 0.29%, 0.26% and 0.21%; and Total Annual Expenses equaled 1.29%, 1.40% and 1.11% for the International Equity, Global Post-Venture Capital, and Small Company Growth Portfolios, respectively. Fee waivers and expense reimbursements or credits may be discontinued at any time.